Exhibit 99.1

Supplemental Information

(Unaudited)

September 30, 2007

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

September 30, 2007

Page
Highlights and Discussion
Reporting Period Highlights — Third Quarter 2007	1
Forward-Looking Statements	3

Financial Statements
Quarterly Selected Financial Summary Data	5
Quarterly Consolidated Balance Sheets	6
Quarterly Consolidated Statements of Operations	7
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	8
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	9

Selected Financial Analyses
Quarterly Equity Analysis	10
Quarterly Debt Analysis	11
Quarterly Operating Ratios	12
Quarterly Dividend Analysis	13
Investor Composition and Analyst Coverage	14
Debt Maturity Schedule — September 30, 2007	15

Portfolio Summary
Property Summary by Region — September 30, 2007 — Wholly Owned Properties	16
Property Summary by Region — September 30, 2007 — Joint Venture Properties	22
Property Occupancy Rates by Region by Quarter — Wholly Owned Properties	23
Property Occupancy Rates by Region by Quarter — Joint Venture Properties	24
Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2007	25
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	26
Same Office Property Cash and GAAP Net Operating Income by Quarter	27
Average Occupancy Rates by Region for Same Office Properties	28
Office Lease Expiration Analysis by Year for Wholly Owned Properties	29
Quarterly Office Renewal Analysis for Wholly Owned Properties as of September 30, 2007	30
Year to Date Wholly Owned Acquisition Summary as of September 30, 2007	31
Year to Date Wholly Owned Disposition Summary as of September 30, 2007	32
Development Summary as of September 30, 2007	33
Total Development Placed into Service as of September 30, 2007	35
Land Inventory as of September 30, 2007	36
Joint Venture Summary as of September 30, 2007	37
Reconciliations of Non GAAP Measurements	38

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided on page 38.  Refer to our Form 8-K for definitions of certain terms used herein.

Reporting Period Highlights — Third Quarter 2007

Financial Results

•                  Reported Net Income Available to Common Shareholders of $7,406,000, or $.15 per diluted share, for the third quarter of 2007 as compared to $14,451,000, or $.33 per diluted share, for the comparable 2006 period, representing a decrease of 54.5% per share.   We experienced a decrease of approximately $9.3 million in gain on sales of real estate, net of minority interests.  Our third quarter 2006 net income included $12.7 million of net gain on sales of real estate, as compared to $3.4 million of net gain on sales of real estate included in our third quarter 2007 net income.  Also included in our 2006 net income is an accounting charge of $1.8 million, or $.04 per share, for the write-off of initial offering costs related to our redemption of Series E preferred shares.

•                  Reported FFO — diluted of $32,352,000, or $.58 per share/unit, for the third quarter of 2007 as compared to $24,329,000, or $.46 per share/unit, for the comparable 2006 period, representing an increase of 26.1% per share/unit. Included in our third quarter 2006 FFO - diluted is a $1.8 million accounting charge associated with the Series E preferred share redemption.  Without this accounting charge, our third quarter 2006 FFO — diluted, as adjusted, would have been $.50 per share, representing an increase of 16.0%.

•                  Reported AFFO — diluted of $23,856,000 for the third quarter of 2007 as compared to $19,173,000 for the comparable 2006 period, representing an increase of 24.4%.

•                  Our FFO payout ratio was 58.3% for the third quarter of 2007 as compared to 65.4% for the comparable 2006 period.  Our AFFO payout ratio was 79.1% for the third quarter of 2007 as compared to 83.0% for the comparable 2006 period.

Dispositions

•                  On September 7, 2007, we sold two operating properties, totaling 32,331 rentable square feet, for $6.0 million.   We recognized an aggregate gain of $1.9 million on the sale of these non- core assets as we continue to exit our Northern/Central New Jersey market.

•                  On September 7, 2007, we sold a 39,822 square foot operating property, located in our BWI Airport submarket, for $5.0 million and recognized a gain of $868,000.

•                  On September 27, 2007, we realized a $1.1 million gain on the sale of a 3.5 acre land parcel located in White Marsh, Maryland.

Financing Activity and Capital Transactions

•                  On July 2, 2007, we acquired a 50% joint venture interest in Arundel Preserve #5, LLC which owns a 23 acre land parcel located in Hanover, Maryland which can support up to 455,400 square feet of office development, of which 151,800 square feet are under construction.

•                  In September 2007, we increased our quarterly dividend by 9.7% to $.34 per share from $.31 per share.

•                  As of September 30, 2007, our ratio of debt to market capitalization was 41.5%, and our ratio of debt to undepreciated book value of real estate assets was 60.6%.  We achieved an EBITDA interest coverage ratio of 2.92x and an EBITDA fixed charge coverage ratio of 2.44x for this quarter.

Development Activities

•                  During the quarter ended September 30, 2007, we placed into service 105,728 rentable square feet in three properties located in the Baltimore/Washington Corridor region.  As of September 30, 2007, our total development placed into service was 92.65% leased.

•                  In September, the City of Colorado Springs selected us to be the master developer for the 272 acre site known as the Colorado Springs Airport Mixed-Use Business Park, located at the entrance of the Colorado Springs Airport and adjacent to the Peterson Air Force Base.  We expect that this business park can support approximately 3.5 million square feet, including office, retail, industrial and flex space.  This strategic development opportunity is anticipated to cost approximately $800.0 million, which we expect to be funded over the next ten to twenty years.  As each parcel commences development, we expect to execute long term land leases.  We expect to then oversee the development, construction, leasing and management of the business park and have a leasehold interest in the buildings.

•                  On September 14, 2007, we acquired 56 acres of land for $10.0 million which will be known as Northgate Business Park, strategically located adjacent to Aberdeen Proving Ground in Aberdeen, Maryland.  This site can support potential development of 800,000 square feet of office space.

Operations

•                  Our wholly owned portfolio was 92.80% occupied and 93.22% leased as of September 30, 2007.  Our entire portfolio was 92.70% occupied and 93.10% leased as of September 30, 2007.

•                  Our same office property cash NOI for the quarter ended September 30, 2007 remained flat as compared to the quarter ended September 30, 2006, despite a $1.3 million drop in lease termination fees as compared to the quarter ended September 30, 2006.  Excluding the effect of lease termination fees, our same office property cash NOI would have increased 2.6%, or $1.2 million, as compared to the quarter ended September 30, 2006.  Our same office portfolio consists of 160 properties and, based on rentable square feet, represents 79.8% of our wholly owned portfolio as of September 30, 2007.

•                  The weighted average lease term of our wholly owned portfolio is 4.9 years as of September 30, 2007, with an average contractual rental rate (including tenant reimbursements of operating costs) of $21.20 per square foot.

•                  We renewed 311,553 square feet, or 73.3%, of our expiring office leases (based upon square footage) with an average committed cost of $5.58 per square foot during the third quarter.  For our renewed space only, we realized an increase in total rent of 7.8%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 2.1% in total cash rent.  For our renewed and retenanted space of 401,284 square feet, we realized an increase in total rent of 7.5%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 1.7% in total cash rent.  We incurred an average committed cost of $8.21 per square foot for our renewed and retenanted space in the third quarter.

•                  For the entire portfolio, we recognized $1.2 million in lease termination fees, net of write-offs of related straight-line rents and the write-off of previously unamortized deferred market revenue (SFAS 141 revenues) in the quarter ended September 30, 2007, as compared to $1.3 million in the quarter ended September 30, 2006.

Subsequent Events

•                  On October 1, 2007, we increased the borrowing capacity under our unsecured line of credit from $500.0 million to $600.0 million and extended our maturity date to September 30, 2011, subject to a one-year extension option.  As part of the second amended and restated credit agreement, we achieved favorable interest rate pricing ranging from 75 basis points to 125 basis points over LIBOR, depending upon our leverage ratio.

•                  We placed our development property located at 201 Technology Park Drive into service.  All 102,842 rentable square feet in this property are leased through October 2022 to Northrop Grumman Corporation.

•                  On October 23, 2007, we executed a swap for an aggregate notional amount of $50.0 million at a fixed one-month LIBOR rate of 4.330%, which commenced October 23, 2007 and expires on October 23, 2009.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2006.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Revenues from Real Estate Operations	$94,564	$90,826	$89,312	$77,491	$76,869

Total Revenues	$105,521	$102,519	$99,389	$92,335	$91,660

Combined Net Operating Income	$62,593	$61,876	$58,371	$55,636	$53,331

EBITDA	$61,783	$58,381	$53,852	$51,095	$65,379

Net Income	$11,431	$7,877	$5,547	$9,587	$20,587
Preferred Share dividends	(4,025)	(4,025)	(3,993)	(3,790)	(4,307)
Issuance costs associated with redeemed preferred Shares	—	—	—	(2,067)	(1,829)
Net Income Available to Common Shareholders	$7,406	$3,852	$1,554	$3,730	$14,451

Earnings per diluted share	$0.15	$0.08	$0.03	$0.08	$0.33

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.15	$0.08	$0.03	$0.13	$0.37

Funds From Operations (FFO) - Diluted	$32,352	$31,837	$28,288	$25,077	$24,329
FFO per diluted share	$0.58	$0.57	$0.51	$0.48	$0.46

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.58	$0.57	$0.51	$0.52	$0.50

Adjusted FFO - Diluted	$23,856	$21,614	$22,065	$17,695	$19,173

Payout Ratios:

Earnings Payout	217.3%	379.4%	934.9%	356.4%	91.8%

FFO - Diluted	58.3%	54.0%	60.4%	63.5%	65.4%

AFFO - Diluted	79.1%	79.5%	77.4%	89.9%	83.0%

Total Dividends/Distributions	$23,059	$21,378	$21,241	$19,869	$20,380

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Assets
Investment in real estate:
Land - operational	$415,061	$414,870	$412,791	$343,098	$334,430
Land - development	218,890	205,887	193,715	153,436	155,232
Construction in progress	193,081	163,810	185,579	144,991	160,128
Buildings and improvements	2,028,493	1,995,254	1,918,742	1,689,359	1,611,425
Less: accumulated depreciation	(270,580)	(255,248)	(236,650)	(219,574)	(205,529)
Net investment in real estate	2,584,945	2,524,573	2,474,177	2,111,310	2,055,686

Cash and cash equivalents	21,895	15,123	22,003	7,923	10,810
Restricted cash	16,874	20,482	19,030	52,856	51,784
Accounts receivable, net	20,680	18,826	24,478	26,367	26,778
Deferred rent receivable	50,891	47,579	44,294	41,643	39,033
Deferred charges, net	46,019	47,292	45,496	43,710	40,091
Intangible assets on real estate acquisitions, net	116,368	123,861	131,934	87,325	92,061
Prepaid and other assets	58,351	56,993	53,311	48,467	39,679
Total assets	$2,916,023	$2,854,729	$2,814,723	$2,419,601	$2,355,922

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,599,912	$1,552,478	$1,515,183	$1,298,537	$1,206,682
3.5% Exchangeable senior notes	200,000	200,000	200,000	200,000	200,000
Accounts payable and accrued expenses	80,022	61,531	61,131	68,190	55,487
Rents received in advance and security deposits	24,916	26,547	25,127	20,237	20,842
Deferred revenue associated with acquired operating leases	12,475	13,522	14,607	11,120	12,074
Distributions in excess of investment in unconsolidated real estate joint ventures	4,124	3,852	3,797	3,614	3,103
Dividends and distributions payable	22,433	20,754	20,687	19,164	19,810
Other liabilities	7,766	7,525	8,951	8,249	5,999
Total liabilities	1,951,648	1,886,209	1,849,483	1,629,111	1,523,997

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Common units in the Operating Partnership	115,837	119,297	118,614	104,934	107,212
Other consolidated real estate joint ventures	6,970	2,654	2,408	2,453	1,760
Total minority interests	131,607	130,751	129,822	116,187	117,772

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	81	81	81	76	90
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 47,344,984 shares issued as of September 30, 2007)	473	472	469	429	425
Additional paid-in capital	949,392	944,818	932,287	758,032	790,525
Cumulative distributions in excess of net income	(115,963)	(107,277)	(96,516)	(83,541)	(76,046)
Accumulated other comprehensive loss	(1,215)	(325)	(903)	(693)	(841)
Total shareholders’ equity	832,768	837,769	835,418	674,303	714,153
Total shareholders’ equity and minority interests	964,375	968,520	965,240	790,490	831,925
Total liabilities and shareholders’ equity	$2,916,023	$2,854,729	$2,814,723	$2,419,601	$2,355,922

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Revenues
Rental revenue	$80,428	$78,729	$75,650	$66,614	$65,614
Tenant recoveries and other real estate operations revenue	14,136	12,097	13,662	10,877	11,255
Construction contract revenues	10,047	10,620	8,691	12,263	13,219
Other service operations revenues	910	1,073	1,386	2,581	1,572
Total Revenues	105,521	102,519	99,389	92,335	91,660

Expenses
Property operating expenses	31,642	28,993	31,587	25,447	24,983
Depreciation and amortization associated with real estate operations	26,587	27,399	26,501	19,916	21,510
Construction contract expenses	9,507	10,136	8,483	11,827	12,465
Other service operations expenses	806	1,126	1,405	2,393	1,495
General and administrative expenses	5,423	5,085	4,614	5,042	4,226
Total Operating Expenses	73,965	72,739	72,590	64,625	64,679

Operating Income	31,556	29,780	26,799	27,710	26,981
Interest expense	(21,000)	(20,460)	(19,801)	(18,625)	(17,678)
Amortization of deferred financing costs	(901)	(921)	(884)	(949)	(736)
Gain on sales of non-real estate investments	—	1,033	—	—	—

Income from continuing operations before equity in (loss) income of unconsolidated entities, income taxes and minority interests	9,655	9,432	6,114	8,136	8,567
Equity in (loss) income of unconsolidated entities	(46)	(57)	(94)	(52)	15
Income tax expense	(197)	(178)	(105)	(264)	(202)
Income from continuing operations before minority interests	9,412	9,197	5,915	7,820	8,380
Minority interest in income from continuing operations
Common units in the Operating Partnership	(808)	(830)	(298)	(672)	(746)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	12	31	47	40	38
Income from continuing operations	8,451	8,233	5,499	7,023	7,507
Income (loss) from discontinued operations, net of minority interests	1,942	(517)	48	2,564	12,483
Income before gain on sales of real estate	10,393	7,716	5,547	9,587	19,990
Gain on sales of real estate, net of minority interests	1,038	161	—	—	597
Net Income	11,431	7,877	5,547	9,587	20,587
Preferred share dividends	(4,025)	(4,025)	(3,993)	(3,790)	(4,307)
Issuance costs associated with redeemed preferred shares	—	—	—	(2,067)	(1,829)
Net Income Available to Common Shareholders	$7,406	$3,852	$1,554	$3,730	$14,451

For EPS Computations:

Numerator for Dilutive EPS	$7,406	$3,852	$1,554	$3,730	$14,451

Denominator:
Weighted Average Common Shares - Basic	46,781	46,686	45,678	42,439	42,197
Dilutive effect of share-based compensation awards	1,005	1,105	1,465	1,641	1,649
Weighted Average Common Shares - Diluted	47,786	47,791	47,143	44,080	43,846

Earnings per diluted share	$0.15	$0.08	$0.03	$0.08	$0.33

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars in thousands)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Net Income	$11,431	$7,877	$5,547	$9,587	$20,587
Issuance costs associated with redeemed preferred shares (1)	—	—	—	(2,067)	(1,829)
Combined real estate related depreciation and other amortization	26,266	27,087	26,300	19,768	21,305
Depreciation and amortization of unconsolidated real estate entities	166	169	168	345	362
Depreciation and amortization allocable to minority interests in other consol. entities	(48)	(47)	(42)	(41)	(36)
(Gain) loss on sales of real estate properties, excluding development	(2,789)	11	—	71	(15,262)
Funds From Operations (FFO)	35,026	35,097	31,973	27,663	25,127

Minority interest - common units, gross	1,351	765	308	1,204	3,509
Preferred share dividends	(4,025)	(4,025)	(3,993)	(3,790)	(4,307)
Funds From Operations (FFO) - Basic & Diluted	32,352	31,837	28,288	25,077	24,329

Straight line rent adjustments	(3,247)	(3,224)	(2,571)	(2,484)	(2,819)
Amortization of deferred market rental revenue	(585)	(473)	(511)	(578)	(276)
Issuance costs associated with redeemed preferred shares (1)	—	—	—	2,067	1,829
Recurring capital expenditures	(4,664)	(6,526)	(3,141)	(6,387)	(3,890)
Adjusted Funds From Operations (AFFO) - Diluted	$23,856	$21,614	$22,065	$17,695	$19,173

Preferred dividends	4,025	4,025	3,993	3,790	4,307
Preferred distributions	165	165	165	165	165
Common distributions	2,777	2,574	2,554	2,622	2,643
Common dividends	16,092	14,613	14,529	13,292	13,265
Total Dividends/Distributions	$23,059	$21,378	$21,241	$19,869	$20,380

Denominator for earnings per share - Diluted	47,786	47,791	47,143	44,080	43,846
Common units	8,297	8,313	8,411	8,495	8,562
Denominator for funds from operations per share - Diluted	56,083	56,104	55,554	52,575	52,408

Funds From Operations (FFO) - Diluted	$32,352	$31,837	$28,288	$25,077	$24,329
Issuance costs associated with redeemed preferred shares (1)	—	—	—	2,067	1,829
FFO - Diluted , as adjusted for issuance costs associated with redeemed preferred shares	$32,352	$31,837	$28,288	$27,144	$26,158

Numerator for Dilutive EPS Computation	$7,406	$3,852	$1,554	$3,730	$14,451
Issuance costs associated with redeemed preferred shares (1)	—	—	—	2,067	1,829
Numerator for Dilutive EPS Computation, as adjusted	$7,406	$3,852	$1,554	$5,797	$16,280

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.15	$0.08	$0.03	$0.13	$0.37

(1)           Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series E and Series F redeemed preferred shares.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars in thousands)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Net Income	$11,431	$7,877	$5,547	$9,587	$20,587
Combined interest expense	21,145	21,074	20,264	18,885	18,184
Combined amortization of deferred financing costs	901	921	884	949	864
Income tax expense, gross	197	181	105	264	202
Depreciation of furniture, fixtures and equipment	339	342	326	313	601
Combined real estate related depreciation and other amortization	26,266	27,087	26,300	19,768	21,305
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	(12)	(31)	(47)	(40)	(38)
Minority interest - common units, gross	1,351	765	308	1,204	3,509
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$61,783	$58,381	$53,852	$51,095	$65,379
Addback:
General and administrative	5,424	5,085	4,614	5,042	4,226
Income from service operations	(644)	(431)	(189)	(624)	(831)
(Gain) loss on sales of depreciated real estate properties	(2,789)	11	—	71	(15,262)
Gain on sale of non-real estate investments	—	(1,033)	—	—	—
Non-operational property sales and real estate services	(1,227)	(194)	—	—	(166)
Equity in loss (income) of unconsolidated entities	46	57	94	52	(15)
Combined Net Operating Income (NOI)	$62,593	$61,876	$58,371	$55,636	$53,331

Discontinued Operations
Revenues from real estate operations	$274	$344	$1,083	$3,986	$2,189
Property operating expenses	(603)	(301)	(437)	(394)	(744)
Depreciation and amortization	(18)	(30)	(125)	(165)	(396)
Amortization of deferred financing costs	—	—	—	—	(128)
General and administrative	(1)	—	—	—	—
Interest	(145)	(614)	(463)	(260)	(506)
Gain (loss) on sales of real estate	2,789	(11)	—	(71)	14,699
Income (loss) from discontinued operations	2,296	(612)	58	3,096	15,114
Minority interests in discontinued operations	(354)	95	(10)	(532)	(2,631)
Income (loss) from discontinued operations, net of minority interests	$1,942	$(517)	$48	$2,564	$12,483

Gain on sales of real estate, net, per statements of operations	$1,038	$161	$—	$—	$597
Add income taxes and minority interest	189	33	—	—	132
Gain (loss) on sales of real estate from discontinued operations	2,789	(11)	—	(71)	14,699
Combined gain (loss) on sales of real estate	4,016	183	—	(71)	15,428
Non-operational property sales and real estate services	(1,227)	(194)	—	—	(166)
Gain (loss) on sales of depreciated real estate properties	$2,789	$(11)	$—	$(71)	$15,262

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2007			2006
	September 30	June 30	March 31	December 31	September 30
Common Equity - End of Quarter
Common Shares	47,345	47,155	46,880	42,898	42,811
Common Units	8,168	8,319	8,237	8,459	8,525
Total	55,513	55,474	55,117	51,357	51,336
End of Quarter Common Share Price	$41.63	$41.01	$45.68	$50.47	$44.76
Market Value of Common Shares/Units	$2,310,995	$2,274,978	$2,517,745	$2,591,988	$2,297,799

Common Shares Trading Volume
Average Daily Volume (Shares)	446	464	416	353	338
Average Daily Volume (Dollars in thousands)	$18,121	$20,650	$20,933	$17,019	$15,199
As a Percentage of Weighted Average Common Shares	1.0%	1.0%	0.9%	0.8%	0.8%

Common Share Price Range
Quarterly High	$44.63	$48.81	$56.45	$51.45	$47.54
Quarterly Low	$35.21	$40.47	$44.85	$44.21	$40.65
Quarterly Average	$40.66	$44.48	$50.27	$48.23	$44.92

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding (1)	532	532	532	—	—
Conversion Ratio	0.8163	0.8163	0.8163	—	—
Common Shares Issued Assuming Conversion	434	434	434	—	—

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series F Shares Outstanding (2)	—	—	—	—	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	9,015
Total Convertible Preferred Equity	884	884	884	352	352
Total Preferred Equity	8,474	8,474	8,474	7,942	9,367
Preferred Share/Unit Recorded Book Value at $25 per share	$198,550	$198,550	$198,550	$198,550	$234,175
Preferred Share Recorded Book Value at $50 per share	26,583	26,583	26,583	—	—
Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$198,550	$234,175

Weighted Average Shares:
Common Shares Outstanding	46,781	46,686	45,678	42,439	42,197
Dilutive effect of share-based compensation awards	1,005	1,105	1,465	1,641	1,649
Common Units	8,297	8,313	8,411	8,495	8,562
Denominator for funds from operations per share - diluted	56,083	56,104	55,554	52,575	52,408

Capitalization
Recorded Book Value of Preferred Shares	$225,133	$225,133	$225,133	$198,550	$234,175
Market Value of Common Shares/Units	2,310,995	2,274,978	2,517,745	2,591,988	2,297,799
Total Equity Market Capitalization	$2,536,128	$2,500,111	$2,742,878	$2,790,538	$2,531,974

Total Debt	$1,799,912	$1,752,478	$1,715,183	$1,498,537	$1,406,682

Total Market Capitalization	$4,336,040	$4,252,589	$4,458,061	$4,289,075	$3,938,656

Debt to Total Market Capitalization	41.5%	41.2%	38.5%	34.9%	35.7%
Debt to Total Assets	61.7%	61.4%	60.9%	61.9%	59.7%
Debt to Undepreciated Book Value of Real Estate Assets	60.6%	60.4%	60.3%	62.0%	59.8%

(1)	We issued 531,667 Series K Cumulative Redeemable Preferred Shares with a $50.00 per share liquidation preference on January 9, 2007.
(2)	We redeemed all of the outstanding Series F Preferred Shares on October 15, 2006 for $35,625,000 or $25.00 per share.

Quarterly Debt Analysis

(Dollars in thousands)

	2007						2006
	September 30		June 30		March 31		December 31		September 30
Debt Outstanding
Mortgage Loans	$1,169,094		$1,196,512		$1,174,859		$1,057,458		$913,354
Construction Loans	103,818		88,966		76,324		56,079		93,328
Unsecured Revolving Credit Facility	327,000		267,000		264,000		185,000		200,000
Exchangeable Senior Notes	200,000		200,000		200,000		200,000		200,000
	$1,799,912		$1,752,478		$1,715,183		$1,498,537		$1,406,682

Average Outstanding Balance
Mortgage Loans	$1,172,087		$1,184,784		$1,167,459		$918,938		$951,798
Construction Loans	95,025		85,624		60,559		51,412		103,538
Unsecured Revolving Credit Facility	312,792		276,350		254,419		306,556		324,236
Exchangeable Senior Notes (1)	200,000		200,000		200,000		200,000		28,261
	$1,779,904		$1,746,758		$1,682,437		$1,476,906		$1,407,833

Interest Rate Structure
Fixed-Mortgage Loans	$1,134,594		$1,162,012		$1,051,243		$1,022,958		$878,854
Fixed-Exchangeable Senior Notes	200,000		200,000		200,000		200,000		200,000
Variable	365,318		290,466		363,940		175,579		227,828
Variable Subject to Interest Rate Protection (2) (3) (4)	100,000		100,000		100,000		100,000		100,000
	$1,799,912		$1,752,478		$1,715,183		$1,498,537		$1,406,682

% of Fixed Rate Loans (5)	79.70%		83.43%		78.78%		88.28%		83.80%
% of Variable Rate Loans (2) (3)	20.30%		16.57%		21.22%		11.72%		16.20%
	100.00%		100.00%		100.00%		100.00%		100.00%
Average Contract Interest Rates
Mortgage & Construction Loans	6.01%		6.08%		6.12%		6.18%		6.24%
Unsecured Revolving Credit Facility	6.72%		6.62%		6.66%		6.77%		6.83%
Exchangeable Senior Notes	3.50%		3.50%		3.50%		3.50%		3.50%
Total Weighted Average	5.89%		5.89%		5.83%		5.99%		6.47%
Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	2.96	x	2.94	x	2.88	x	2.95	x	2.93	x
Interest Coverage - EBITDA	2.92	x	2.77	x	2.66	x	2.71	x	3.60	x
Debt Service Coverage - Combined NOI	2.50	x	2.50	x	2.09	x	2.45	x	2.42	x
Debt Service Coverage - EBITDA	2.46	x	2.36	x	1.93	x	2.25	x	2.97	x
Fixed Charge Coverage - Combined NOI	2.47	x	2.45	x	2.39	x	2.44	x	2.35	x
Fixed Charge Coverage - EBITDA	2.44	x	2.31	x	2.21	x	2.24	x	2.89	x

(1)

On September 18, 2006, we issued $200.0 million in exchangeable senior notes. The notes bear interest at a fixed interest rate of 3.5%, with interest payable semi-annually beginning March 15, 2007, and mature in September 2026.

(2)	On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced on the same day and expires March 30, 2009.
(3)	On April 27, 2006, we entered into two notional amount swaps aggregating $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expire May 1, 2009.
(4)

Subsequent to September 30, 2007, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 4.330% which commenced October 23, 2007 and expires October 23, 2009. If this swap had been effective as of quarter end, 82.48% of our debt would have been subjected to fixed interest rates.

(5)	Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2007			2006
	September 30	June 30	March 31	December 31	September 30
OPERATING RATIOS — All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues

(Net Income / Combined Real Estate Revenues)	12.05%	8.64%	6.14%	11.77%	26.04%

Combined NOI as a % of Combined Real Estate Revenues

(Combined NOI / Combined Real Estate Revenues)	66.00%	67.87%	64.57%	68.28%	67.46%

EBITDA as a % of Combined Real Estate Revenues

(EBITDA / Combined Real Estate Revenues)	65.15%	64.04%	59.57%	62.71%	82.70%

G&A as a % of Net Income

(G&A / Net Income)	47.44%	64.56%	83.18%	52.59%	20.53%

G&A as a % of Combined Real Estate Revenues

(G&A / Combined Real Estate Revenues)	5.72%	5.58%	5.10%	6.19%	5.35%

G&A as a % of EBITDA

(G&A / EBITDA)	8.78%	8.71%	8.57%	9.87%	6.46%

Recurring Capital Expenditures	$4,664	$6,526	$3,141	$6,387	$3,890

Recurring Capital Expenditures per average square foot of wholly owned properties	$0.26	$0.37	$0.19	$0.43	$0.26

Recurring Capital Expenditures as a % of NOI (Combined NOI)	7.45%	10.55%	5.38%	11.48%	7.29%

Quarterly Dividend Analysis

2007	2006
September 30	June 30	March 31	December 31	September 30
Common Share Dividends
Dividends per share/unit	$0.340	$0.310	$0.310	$0.310	$0.310
Increase over prior quarter	9.7%	0.0%	0.0%	0.0%	10.7%

Common Dividend Payout Ratios
Payout - Earnings	217.3%	379.4%	934.9%	356.4%	91.8%

Payout - FFO - Diluted	58.3%	54.0%	60.4%	63.5%	65.4%

Payout - AFFO - Diluted	79.1%	79.5%	77.4%	89.9%	83.0%

Dividend Coverage - FFO - Diluted	1.71	x	1.85	x	1.66	x	1.58	x	1.53	x

Dividend Coverage - AFFO - Diluted	1.26	x	1.26	x	1.29	x	1.11	x	1.21	x

Common Dividend Yields
Dividend Yield	3.27%	3.02%	2.71%	2.46%	2.77%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series E Preferred Share Dividends (1)
Preferred Share Dividends Per Share	n/a	n/a	n/a	n/a	$0.09965
Preferred Share Dividend Yield	n/a	n/a	n/a	n/a	10.250%
Quarter End Recorded Book Value	n/a	n/a	n/a	n/a	$25.00

Series F Preferred Share Dividends (2)
Preferred Share Dividends Per Share	n/a	n/a	n/a	$0.09601	$0.61719
Preferred Share Dividend Yield	n/a	n/a	n/a	9.875%	9.875%
Quarter End Recorded Book Value	n/a	n/a	n/a	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends (3)
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.47656	$0.37598
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	7.625%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series K Preferred Share Dividends (4)
Preferred Share Dividends Per Share	$0.70000	$0.70000	$0.63770	n/a	n/a
Preferred Share Dividend Yield	5.600%	5.600%	5.600%	n/a	n/a
Quarter End Recorded Book Value	$50.00	$50.00	$50.00	n/a	n/a

(1)	We redeemed all of the outstanding Series E Preferred Shares on July 15, 2006 for $28,750,000, or $25.00 per share. A prorated dividend of $0.09965 was recognized in the third quarter of 2006.
(2)	We redeemed all of the outstanding Series F Preferred Shares on October 15, 2006 for $35,625,000, or $25.00 per share. A prorated dividend of $0.09601 was recognized in the fourth quarter of 2006.
(3)

We issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25.00 per share liquidation preference on July 20, 2006 and paid a prorated dividend of $0.4501 on October 15, 2006, $0.37598 of which was recognized in the third quarter of 2006.

(4)

We issued 531,667 Series K Cumulative Redeemable Preferred Shares with a $50.00 per share liquidation preference on January 9, 2007 and paid a dividend of $0.7466 on April 15, 2007, $0.6377 of which was recognized in the first quarter of 2007.

Investor Composition and Analyst Coverage

(as of September 30, 2007)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	862,284	7,047,153	—	7,909,437	14.09%
Non-insiders	46,482,700	1,120,583	610,000	48,213,283	85.91%
	47,344,984	8,167,736	610,000	56,122,720	100.00%

	September 30,	June 30,	March 31,	December 31,	September 30,
RESEARCH COVERAGE	2007	2007	2007	2006	2006

A.G. Edwards	x	x	x	x	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	n/a
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	n/a	n/a	n/a	n/a
Merrill Lynch	x	x	x	n/a	n/a
RBC Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Debt Maturity Schedule -  September 30, 2007

(Dollars in thousands)

		Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Revolver (2)	Total Scheduled Payments

2007		$3,588	$3,842	$1,022	$750	$—	$9,202
2008		13,139	142,903	739	139,163	327,000	622,944
2009		9,620	52,228	795	—	—	62,643
2010	(3)	9,103	52,177	272	12,481	—	74,033
2011		7,309	102,264	241	—	—	109,814
2012		5,816	36,123	260	—	—	42,199
2013		2,593	134,843	282	—	—	137,718
2014	(4)	890	8,212	305	—	—	9,407
2015		552	114,559	329	—	—	115,440
2016		321	113,169	356	—	—	113,846
2017		193	300,610	385	—	—	301,188
2018		—	—	417	—	—	417
2019		—	—	373	39	—	412
		$53,124	$1,060,930	$5,776	$152,433	$327,000	$1,599,263

			Net premium to adjust to fair value of debt				649
			Mortgage and Other Loans Payable				$1,599,912

			Exchangeable Senior Notes (5)				$200,000
			Total Debt				$1,799,912

Notes:

(1)           Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)           Effective October 1, 2007, we extended the Revolver for a four-year period, through September 2011, with the right  to extend through September 2012, subject to certain conditions.

(3)           Our $9.3 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(4)           We assumed that our $4.8 million non-recourse loan that matures in March 2034 may be prepaid in the three-month period ending March 2014 without penalty.  The above table includes the $4.3 million amount due on maturity in 2014.

(5)           Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and  every five years thereafter.

Property Summary by Region - September 30, 2007

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
4	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	48,377	108,769
5	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
6	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	320 Sentinel Drive (320 NBP)	BWI Airport	NBP		M		125,681
7	318 Sentinel Drive (318 NBP)	BWI Airport	NBP	2005	M	125,681
8	322 Sentinel Drive (322 NBP)	BWI Airport	NBP	2006	M	125,568
9	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
10	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
11	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
12	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
13	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
14	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
15	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
16	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
17	141 National Business Parkway	BWI Airport	NBP	1990	M	87,247
18	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
19	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
						2,181,546	234,450

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,406
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	70,569
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,127
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,629,625	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,970
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,397
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M		44,134
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,062
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						505,216	44,134

54	Subtotal (continued on next page)					4,316,387	278,584

The S or M notation indicates single story or multi-story, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

54	Subtotal (continued from prior page)					4,316,387	278,584

	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		M		110,400
1	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						23,500	110,400

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
4	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,410
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,032
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,859
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,840
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	45,951
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,813
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						2,224,101	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	62,084
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,704
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	41,382
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	7175 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1996	S	26,500
8	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
9	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,796
10	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,686
11	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
12	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,890
						474,530	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,261
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	30,986
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,772	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,259

101	Total Baltimore/Washington Corridor					7,569,985	388,984

The S or M notation indicates single story or multi-story building, respectively.

(1)           This property is a land-lease property.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	60,029
						121,185	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					824,683	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
4	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,115
6	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,453,017	—

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,361	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

14	Total Northern Virginia					2,466,149	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

	201 Technology Park Drive (1)	Southwest Virginia	Russell Regional Business Tech Park		S		102,842

1	607 Lakeside Drive	Fort Ritchie		1990/2007	S	4,904

2	Total Other					197,904	102,842

The S or M notation indicates single story or multi-story building, respectively.

(1)           The lease provides for conveyance of the land parcel.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						343,585	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398

4	Total Northern/Central New Jersey					384,983	—

	San Antonio, Texas

2	8611 Military Drive	San Antonio		1982/1985	M	468,994
	Total San Antonio, Texas					468,994	—

	Colorado Springs

	655 Space Center Drive	Colorado Springs East	Patriot Park		M		103,900
1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,717
2	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	50,000
3	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
4	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						199,907	103,900

	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park		M		59,763

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
2	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	41,120	33,629
3	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						154,290	33,629

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,210
						323,864	—

13	Total Colorado Springs					821,453	197,292

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,311

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					690,575	—

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	212,691
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,634
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	56,512
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,003
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,372
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						690,745	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,175
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						422,789	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,488
5	7253 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	38,930
6	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,257
7	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,619
8	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
9	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
10	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
11	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
12	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
13	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
14	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						402,604	—

1	502 Washington Avenue	Towson		1984	M	91,188
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,497
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,451
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						177,567	—

30	Subtotal (continued on next page)					1,693,705	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

30	Subtotal (continued from prior page)					1,693,705	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	49,813

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	75,687
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,374	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	44,566
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,912
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	33,134
						207,633	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	51,600
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	39,351
						189,443	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	37,322
2	5355 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2005	S	36,981
						74,303	—

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	43,197
3	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	38,618
4	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	25,461
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	18,327
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	16,610
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						209,299	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	44,701
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,858
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,868
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	27,507
						136,934	—

1	1001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	216,000

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,399

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	50,498
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,574
						98,072	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,081
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,803
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	24,053
						79,937	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	10552 Philadelphia Road	White Marsh		1996/2005	S	56,000
3	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,797
4	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						184,797	—

66	Total Suburban Baltimore					3,336,709	—

229	TOTAL PORTFOLIO					17,721,784	689,118

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2007

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

16	Total Unconsolidated Joint Venture Properties					671,759	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					55,866	—

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		471,587

	7740 Milestone Parkway	BWI Airport	Arundel Preserve		M		151,800

	Total Baltimore/Washington Corridor					—	623,387

	Northern Virginia

1	2900 Towerview Road and 13849 Park Center Road	Route 28 South	Renaissance Park	1982	M	78,171	115,866
	Total Northern Virginia					78,171	115,866

2	Total Consolidated Joint Venture Properties					134,037	739,253

18	TOTAL PORTFOLIO					805,796	739,253

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore / Washington Corridor	Suburban Baltimore	Northern Virginia	Suburban Maryland	St. Mary’s & King George Counties	Colorado Springs	San Antonio	Greater Philadelphia	Northern / Central New Jersey	Other	Total Portfolio

September 30, 2007

Number of Buildings	101	66	14	5	18	13	2	4	4	2	229
Rentable Square Feet	7,569,985	3,336,709	2,466,149	690,575	824,683	821,453	468,994	960,349	384,983	197,904	17,721,784
Occupied %	93.46%	83.87%	99.23%	97.80%	92.32%	96.05%	100.00%	100.00%	70.82%	100.00%	92.80%
Leased %	93.85%	84.69%	99.33%	97.80%	94.11%	96.05%	100.00%	100.00%	70.82%	100.00%	93.22%

June 30, 2007

Number of Buildings	101	66	14	5	18	12	2	4	6	1	229
Rentable Square Feet	7,536,565	3,336,085	2,466,149	698,584	824,710	808,031	468,994	960,349	417,314	193,000	17,709,781
Occupied %	93.54%	84.34%	99.23%	95.91%	92.15%	94.50%	100.00%	100.00%	68.73%	100.00%	92.68%
Leased %	94.11%	85.65%	99.23%	95.91%	92.95%	96.23%	100.00%	100.00%	68.73%	100.00%	93.28%

March 31, 2007

Number of Buildings	100	66	14	5	18	11	2	4	6	n/a	226
Rentable Square Feet	7,463,037	3,335,160	2,466,149	698,584	824,710	766,911	468,994	960,349	417,314	n/a	17,401,208
Occupied %	94.11%	85.22%	99.39%	94.79%	92.15%	94.21%	100.00%	100.00%	68.73%	n/a	92.97%
Leased %	94.94%	86.91%	99.39%	94.79%	92.35%	94.21%	100.00%	100.00%	68.73%	n/a	93.66%

December 31, 2006

Number of Buildings	87	23	14	5	18	11	2	4	6	n/a	170
Rentable Square Feet	7,021,396	1,425,788	2,466,113	698,584	824,710	766,911	468,994	960,349	417,314	n/a	15,050,159
Occupied %	95.10%	81.06%	90.93%	83.20%	92.15%	92.75%	100.00%	100.00%	97.18%	n/a	92.78%
Leased %	95.81%	85.36%	99.46%	94.79%	92.15%	93.04%	100.00%	100.00%	97.18%	n/a	95.46%

September 30, 2006

Number of Buildings	86	23	13	5	18	11	2	4	6	n/a	168
Rentable Square Feet	6,825,128	1,425,023	2,242,503	704,770	779,059	766,911	468,994	960,349	417,314	n/a	14,590,051
Occupied %	95.03%	84.73%	95.89%	82.18%	96.80%	91.20%	100.00%	100.00%	97.18%	n/a	93.98%
Leased %	95.65%	88.59%	99.30%	82.18%	96.80%	92.96%	100.00%	100.00%	97.18%	n/a	95.26%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Suburban	Northern	Total
	Harrisburg	Maryland	Virginia	Portfolio

September 30, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.46%	76.15%	100.00%	90.39%
Leased %	90.46%	76.15%	100.00%	90.39%

June 30, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	90.96%	75.00%	100.00%	90.73%
Leased %	91.13%	75.00%	100.00%	90.87%

March 31, 2007

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	91.25%	47.95%	100.00%	89.09%
Leased %	91.25%	74.94%	100.00%	90.97%

December 31, 2006

Number of Buildings	16	1	1	18
Rentable Square Feet	671,211	55,866	78,171	805,248
Occupied %	91.16%	47.95%	100.00%	89.02%
Leased %	91.16%	47.95%	100.00%	89.02%

September 30, 2006

Number of Buildings	16	1	1	18
Rentable Square Feet	671,759	55,866	78,171	805,796
Occupied %	91.46%	47.95%	100.00%	89.27%
Leased %	91.46%	47.95%	100.00%	89.27%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of September 30, 2007

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	229	17,721,784	92.80%	93.22%
Add: Consolidated Joint Venture Properties	2	134,037	90.06%	90.06%
Subtotal	231	17,855,821	92.78%	93.20%
Add: Unconsolidated Joint Venture Properties	16	671,759	90.46%	90.46%
Entire Portfolio	247	18,527,580	92.70%	93.10%

Top Twenty Office Tenants of Wholly Owned Properties as of September 30, 2007 (1)

(Dollars in thousands)

Tenant		Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (2) (3)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (4)

United States of America	(5)	59	2,338,501	14.2%	$53,843	15.4%	6.1
Northrop Grumman Corporation	(6)	16	942,600	5.7%	23,085	6.6%	6.8
Booz Allen Hamilton, Inc.		9	723,255	4.4%	19,643	5.6%	6.7
Computer Sciences Corporation	(6)	4	454,645	2.8%	11,446	3.3%	3.7
Unisys Corporation	(7)	4	760,145	4.6%	8,843	2.5%	2.0
L-3 Communications Holdings, Inc.	(6)	4	221,493	1.3%	8,838	2.5%	6.2
General Dynamics Corporation		9	284,415	1.7%	7,249	2.1%	2.5
Wachovia Corporation	(6)	5	189,478	1.2%	6,744	1.9%	10.7
The Aerospace Corporation		2	221,785	1.3%	6,504	1.9%	7.2
Comcast Corporation		11	342,266	2.1%	6,091	1.8%	4.4
AT&T Corporation	(6)	9	337,052	2.0%	6,041	1.7%	5.1
The Boeing Company	(6)	4	143,480	0.9%	4,085	1.2%	4.0
Ciena Corporation		3	221,609	1.3%	3,675	1.1%	4.4
Science Applications International Corp.		12	170,839	1.0%	3,238	0.9%	1.4
Magellan Health Services, Inc.		3	142,199	0.9%	3,021	0.9%	3.2
BAE Systems PLC	(6)	7	212,339	1.3%	2,873	0.8%	3.3
The Johns Hopkins University		4	129,735	0.8%	2,834	0.8%	8.4
Merck & Co., Inc. (Unisys)	(7)	2	227,273	1.4%	2,670	0.8%	1.7
Wyle Laboratories, Inc.		4	174,792	1.1%	2,461	0.7%	5.0
AARP		1	104,695	0.6%	2,454	0.7%	14.2

Subtotal Top 20 Office Tenants		172	8,342,596	50.7%	185,638	53.2%	5.7
All remaining tenants		766	8,103,712	49.3%	163,099	46.8%	4.0
Total/Weighted Average		938	16,446,38	100.0%	$348,737	100.0%	4.9

(1)	Table excludes owner occupied leasing activity which represents 151,127 square feet with a weighted average remaining lease term of 7.1 years as of September 30, 2007.
(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2007, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3)	Order of tenants is based on Annualized Rent.
(4)	The weighting of the lease term was computed using Total Rental Revenue.
(5)

Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)	Includes affiliated organizations or agencies.
(7)	Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$43,850	$42,722	$43,837	$40,093	$38,347
Suburban Baltimore	13,576	13,448	13,081	6,415	7,569
Northern Virginia	18,554	18,255	17,172	15,400	16,746
Suburban Maryland	4,410	3,943	3,967	3,864	4,114
St. Mary’s and King George Counties	3,338	3,029	3,098	3,083	2,979
Colorado Springs	4,311	3,605	3,594	3,364	3,158
San Antonio	1,832	1,862	1,781	2,046	1,787
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Northern/Central New Jersey	1,110	1,006	1,786	4,698	2,317
Other	1,704	858	267	260	n/a
Subtotal	95,191	91,234	91,089	81,729	79,523
Eliminations / other	(353)	(64)	(694)	(252)	(465)

Combined Real Estate Revenue	$94,838	$91,170	$90,395	$81,477	$79,058

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Office Properties:

Baltimore/Washington Corridor	$29,172	$29,385	$29,310	$27,532	$25,745
Suburban Baltimore	8,110	8,492	7,310	3,387	4,480
Northern Virginia	12,027	11,772	10,844	9,535	11,179
Suburban Maryland	2,670	2,290	2,304	2,333	2,516
St. Mary’s and King George Counties	2,555	2,290	2,326	2,218	2,123
Colorado Springs	2,339	2,412	2,315	2,020	1,949
San Antonio	1,457	1,477	1,421	1,476	1,477
Greater Philadelphia	2,471	2,477	2,473	2,461	2,464
Northern/Central New Jersey	434	621	1,088	4,064	1,449
Other	1,239	598	(309)	191	n/a
Subtotal	62,474	61,814	59,082	55,217	53,382
Eliminations / other	119	62	(711)	419	(51)

Combined NOI	$62,593	$61,876	$58,371	$55,636	$53,331

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$24,116	$25,377	$25,529	$25,041	$23,558
Suburban Baltimore	2,910	3,169	2,656	3,143	3,774
Northern Virginia	10,072	9,922	9,674	8,443	10,385
Suburban Maryland	2,492	2,097	2,096	2,170	2,275
St. Mary’s and King George Counties	2,433	2,292	2,318	2,180	2,113
Colorado Springs	1,648	1,710	1,834	1,599	1,659
San Antonio	1,128	1,146	1,136	1,133	1,102
Greater Philadelphia	2,692	2,644	2,640	2,628	2,633
Northern/Central New Jersey	547	529	471	543	602
Total Office Properties	$48,038	$48,886	$48,354	$46,880	$48,101
Less: Lease termination fees	(610)	(921)	(1,160)	(798)	(1,883)
Same Office Cash NOI, adjusted for lease termination fees	$47,428	$47,965	$47,194	$46,082	$46,218

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Office Properties: (1)

Baltimore/Washington Corridor	$24,706	$25,777	$25,975	$25,818	$24,634
Suburban Baltimore	3,303	3,523	2,932	3,381	4,038
Northern Virginia	10,716	10,478	10,254	9,046	10,896
Suburban Maryland	2,667	2,292	2,302	2,353	2,506
St. Mary’s and King George Counties	2,529	2,263	2,294	2,163	2,099
Colorado Springs	1,906	1,973	2,026	1,885	1,951
San Antonio	1,477	1,495	1,485	1,482	1,484
Greater Philadelphia	2,473	2,479	2,475	2,463	2,468
Northern/Central New Jersey	753	666	608	658	717

Total Office Properties	$50,530	$50,946	$50,351	$49,249	$50,793

(1)	Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters. Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore / Washington Corridor	Suburban Baltimore	Northern Virginia	Suburban Maryland	St.Mary’s and King George Counties	Colorado Springs	San Antonio	Greater Philadelphia	Northern/ Central New Jersey	Total Office

3rd Quarter 2007 Average

Number of Buildings	82	23	13	6	17	10	2	4	3	160
Rentable Square Feet	6,563,856	1,424,364	2,242,539	751,780	764,672	716,718	468,994	960,349	242,598	14,135,870
Percent Occupied	93.61%	81.94%	99.15%	95.46%	96.51%	94.62%	100.00%	100.00%	100.00%	94.38%

2nd Quarter 2007 Average

Number of Buildings	82	23	13	6	17	10	2	4	3	160
Rentable Square Feet	6,542,319	1,423,590	2,242,539	754,450	764,681	716,911	468,994	960,349	242,598	14,116,431
Percent Occupied	94.34%	83.91%	99.27%	92.72%	96.52%	93.80%	100.00%	100.00%	100.00%	94.75%

1st Quarter 2007 Average

Number of Buildings	82	23	13	6	17	10	2	4	3	160
Rentable Square Feet	6,545,101	1,424,674	2,242,539	754,450	764,681	716,911	468,994	960,349	242,598	14,120,297
Percent Occupied	94.56%	82.85%	97.48%	91.32%	96.52%	93.61%	100.00%	100.00%	100.00%	94.37%

4th Quarter 2006 Average

Number of Buildings	82	23	13	6	17	10	2	4	3	160
Rentable Square Feet	6,541,920	1,425,466	2,242,503	754,377	764,681	716,911	468,994	960,349	242,598	14,117,799
Percent Occupied	94.88%	83.91%	93.43%	80.51%	96.52%	92.39%	100.00%	100.00%	100.00%	93.34%

3rd Quarter 2006 Average

Number of Buildings	82	23	13	6	17	10	2	4	3	160
Rentable Square Feet	6,541,834	1,424,950	2,242,503	760,636	764,681	716,982	468,994	960,349	242,598	14,123,527
Percent Occupied	94.68%	85.58%	95.28%	79.06%	96.43%	90.73%	100.00%	100.00%	100.00%	93.54%

(1)	Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000’s)
October - December	60	757,163	4.6%	$15,671	4.5%	$20.70
Total 2007	60	757,163	4.6%	$15,671	4.5%	$20.70

2008	169	1,744,143	10.6%	35,059	10.1%	20.10
2009	165	3,002,572	18.3%	50,351	14.4%	16.77
2010	161	2,078,361	12.7%	47,496	13.6%	22.85
2011	121	1,523,468	9.3%	30,214	8.7%	19.83
2012	105	2,173,898	13.2%	46,356	13.3%	21.32
2013	31	943,951	5.7%	22,149	6.4%	23.46
2014	23	693,886	4.2%	19,759	5.7%	28.48
2015	28	1,296,734	7.9%	30,659	8.8%	23.64
2016	20	483,682	2.9%	12,038	3.5%	24.89
2017	28	616,505	3.7%	15,476	4.4%	25.10
2018	4	331,115	2.0%	8,523	2.4%	25.74
2019	—	—	0.0%	—	0.0%	0.00
2020	—	—	0.0%	—	0.0%	0.00
2021	1	104,695	0.6%	2,454	0.7%	23.44
2022	1	193,000	1.2%	5,134	1.4%	26.60
2023	—	—	0.0%	—	0.0%	0.00
2024	—	—	0.0%	—	0.0%	0.00
2025	2	468,994	2.9%	7,094	2.0%	15.13

Other (3)	19	34,141	0.2%	304	0.1%	8.91

Total / Average	938	16,446,308	100.0%	$348,737	100.0%	$21.20

NOTE:  As of September 30, 2007, the weighted average lease term for the wholly owned properties is 4.9 years.

(1)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2007 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)

Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of September 30, 2007

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Suburban Maryland	Suburban Baltimore	St. Mary’s and King George Counties	Colorado Springs	Total Office

Quarter Ended September 30, 2007:

Expiring Square Feet	156,654	—	—	7,954	125,500	134,687	—	424,795
Vacated Square Feet	53,757	—	—	—	45,062	14,423	—	113,242
Renewed Square Feet	102,897	—	—	7,954	80,438	120,264	—	311,553
Retention Rate (% based upon square feet)	65.68%	0.00%	0.00%	100.00%	64.09%	89.29%	0.00%	73.34%

Renewed Space Only:
Average Committed Cost per Square Foot	$4.83	$—	$—	$15.02	$5.65	$5.56	$—	$5.58
Weighted Average Lease Term in years	4.4	—	—	6.2	4.7	4.5	—	4.6

Change in Total Rent - GAAP	12.06%	0.00%	0.00%	-9.98%	-3.94%	12.92%	0.00%	7.83%
Change in Total Rent - Cash	6.91%	0.00%	0.00%	-19.35%	-8.97%	6.48%	0.00%	2.11%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$9.80	$14.71	$—	$15.02	$7.99	$5.55	$2.68	$8.21
Weighted Average Lease Term in years	5.3	6.5	—	6.2	4.6	4.5	5.0	4.9

Change in Total Rent - GAAP	17.05%	-8.87%	0.00%	-9.98%	-6.66%	12.14%	18.68%	7.47%
Change in Total Rent - Cash	11.11%	-17.66%	0.00%	-19.35%	-10.34%	5.68%	18.68%	1.72%

Notes:      No renewal or retenanting activity transpired in our Greater Philadelphia, San Antonio or Other regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and early terminations.

Year to Date Wholly Owned Acquisition Summary as of September 30, 2007 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Building Count	Square Feet as of 9/30/07		Occupancy Percentage at Acquisition	Contractual Purchase Price (2)	Investment (2) (3)

Nottingham Portfolio	BWI Airport	1/9-1/10/07	1	59,397		76.8%	$8,910	$9,233

Nottingham Portfolio	Howard Co. Perimeter	1/9-1/10/07	12	382,031		87.8%	57,983	59,669

Nottingham Portfolio	Hunt Valley/Rte 83 Corridor	1/9-1/10/07	3	91,378		93.9%	12,904	13,641

Nottingham Portfolio	Towson	1/9-1/10/07	4	177,567	(4)	90.7%	25,485	26,228

Nottingham Portfolio	White Marsh	1/9-1/10/07	36	1,643,004		84.5%	219,718	220,268

525 Babcock Road	Colorado Springs East	7/12/2007	1	14,000		100.0%	1,504	1,523

Total			57	2,367,377			$326,504	$330,562

(1)           Excludes land only acquisitions.

(2)           Contractual purchase price and investment balances exclude value assigned to development land.

(3)           Initial accounting investment recorded by property.

(4)           Excludes approximately 160,000 square foot parking garage; although, garage purchase price is included in purchase price and investment columns.

Year to Date Wholly Owned Disposition Summary as of September 30, 2007 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Contractual Sales Price

7321 Parkway Drive	BWI Airport	9/7/2007	39,822	$5,000

2 Centre Drive	Exit 8A - Cranbury	9/7/2007	16,132	3,400

8 Centre Drive	Exit 8A - Cranbury	9/7/2007	16,199	2,600

Total			72,153	$11,000

(1)           Includes operational buildings only.

Development Summary as of September 30, 2007

(Dollars in thousands)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased	Anticipated Total Cost	Cost to date	Outstanding Loan as of 9/30/2007	Anticipated Date of Operations

Under Construction

201 Technology Park Drive Lebanon, Virginia		Southwest Virginia	Owned	102,842	100.00%	$28,818	$22,450	$—	4Q 07

320 Sentinel Drive (320 NBP) Annapolis Junction, Maryland	(1)	BWI Airport	Owned	125,681	100.00%	22,863	20,877	18,083	4Q 07

1055 North Newport Road Colorado Springs, Colorado		Colorado Springs East	Owned	59,763	100.00%	11,803	7,706	—	4Q 07

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	(2) (3)	BWI Airport	Owned	157,146	51.33%	31,132	28,610	22,506	1Q 08

1362 Mellon Road Hanover, Maryland		BWI Airport	Owned	44,134	0.00%	10,374	8,070	—	2Q 08

655 Space Center Drive Colorado Springs, Colorado		Colorado Springs East	Owned	103,900	0.00%	19,030	7,877	—	3Q 08

7740 Milestone Parkway Hanover, Maryland		BWI Airport	JV	151,800	0.00%	33,819	18,965	—	2Q 09

5520 Research Park Drive (UMBC) Baltimore, Maryland		BWI Airport	Land Lease	110,400	0.00%	24,187	8,201	—	3Q 09

Total Under Construction				855,666	43.12%	$182,026	$122,756	$40,589

(1)           Total loan commitment is $21.0 million.

(2)           Total loan commitment is $27.0 million.

(3)           Although classified as “Under Construction,” 48,377 square feet are operational.

Development Summary as of September 30, 2007 (continued)

(Dollars in thousands)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased	Anticipated Total Cost	Cost to date	Outstanding Loan as of 9/30/2007	Anticipated Date of Operations

Redevelopment

9965 Federal Drive Colorado Springs, Colorado	(1)	I-25 North Corridor	Owned	74,749	100.00%	$7,370	$7,104	$—	2008

2900 Towerview Road and 13849 Park Center Road Herndon, Virginia	(2)	Route 28 South	JV	194,037	40.29%	24,330	21,318	—	2008

7468 Candlewood Road Hanover, Maryland		BWI Airport	JV	471,587	0.00%	60,491	24,733	—	2009

Total Redevelopment				740,373	20.65%	$92,191	$53,155	$—

Under Development

Rockville Corporate Center Rockville, Maryland		Rockville	Owned	110,000	0.00%	$23,599	$4,232	$—	2009

Riverwood I & II Columbia, Maryland		Howard Co. Perimeter	Owned	70,000	0.00%	14,703	1,824	—	2009

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	190,000	0.00%	39,265	5,869	—	2009

316 Sentinel Drive (316 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	125,000	0.00%	24,978	3,100	—	2009

16444 Commerce Drive Dahlgren, Virginia		King George County	Owned	50,000	0.00%	10,349	923	—	2009

InterQuest South, Hybrid I Colorado Springs, Colorado		I-25 North Corridor	Owned	73,940	0.00%	12,935	2,093	—	2009

InterQuest South, Hybrid II Colorado Springs, Colorado		I-25 North Corridor	Owned	53,845	0.00%	9,014	1,295	—	2009

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	161,200	0.00%	33,625	2,090	—	2009

6721 Columbia Gateway Drive Columbia, Maryland		Howard Co. Perimeter	Owned	131,550	0.00%	25,996	11,063	—	2009

InterQuest Epic One Colorado Springs, Colorado		I-25 North Corridor	Owned	151,000	0.00%	30,457	2,558	—	2009

8130 Corporate Drive White Marsh, Maryland		White Marsh	Owned	125,000	0.00%	20,610	2,249	—	2009

110 Thomas Johnson Drive Bldg #2
Frederick, Maryland		Frederick	Owned	85,000	0.00%	16,162	1,726	—	2009

Total Under Development				1,326,535	0.00%	$261,693	$39,022	$—

(1)           Although classified as “Redevelopment,” 41,120 square feet are operational.

(2)           Although classified as “Redevelopment,” 78,171 square feet located at 2900 Towerview Road are operational.  In addition, 57,000 square feet of flex space are located at 13849 Park Center Road.

Total Development Placed into Service as of September 30, 2007

(Dollars in thousands)

		Wholly Owned or Joint Venture (JV)		Development Square Feet Placed Into Service				Percentage of Development Square Feet Placed Into Service	Percentage of Total Rentable Square Feet
			Total Rentable Square Feet		Year 2007			Leased or Committed	Leased or Committed
Property and Location	Submarket			Year 2006	2nd Quarter	3rd Quarter		as of 9/30/07	as of 9/30/07

11751 Meadowville Lane Chester, Virginia	Richmond Southwest	Owned	193,000	—	193,000	—		100.00%	100.00%

6711 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	123,410	68,196	21,363	33,851	(1)	76.88%	76.88%

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	157,146	—	—	48,377		100.00%	51.33%

5522 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	23,500	—	—	23,500		100.00%	100.00%

Total Development Placed Into Service			497,056	68,196	214,363	105,728		92.65%	78.87%

(1)                                  As of September 30, 2007, 100% of this building was operational.  As of December 31, 2006, 68,196 square feet were placed into service.

Land Inventory as of September 30, 2007

			Non-Wholly Owned		Wholly Owned
Location	Submarket	Status	Acres	Developable Square Feet	Acres		Developable Square Feet

Westfields Corporate Center	Dulles South	owned	—	—	19		246,800
Westfields Corporate Center	Dulles South	owned	—	—	17		377,300
Westfields Corporate Center	Dulles South	owned	—	—	32		674,200
Woodland Park	Herndon	owned	—	—	5		225,000
Total Northern Virginia			—	—	73		1,523,300

National Business Park (Phase II)	BWI Airport	owned	—	—	16		443,965
National Business Park (Phase III)	BWI Airport	owned	—	—	205		1,250,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—	—	2		30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	—	—	3		53,941
Arundel Preserve	BWI Airport	under contract/JV	56	up to 1,648,200	—		—
1460 Dorsey Road	BWI Airport	owned	—	—	6		60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—	—	14		220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—	—	5		120,000
Total Baltimore / Washington Corridor			56	1,648,200	251		2,177,906

White Marsh (1)	White Marsh	owned	—	—	145		1,527,000
10521 Red Run Boulevard	Owings Mills	owned	—	—	12		190,000
37 Allegheny Avenue	Towson	owned	—	—	0.3		40,000
Northgate Business Park	Harford County	owned	—	—	56		800,000
Total Suburban Baltimore			—	—	213		2,557,000

110 Thomas Johnson Drive	Frederick	owned	—	—	3		85,000
Rockville Corporate Center	Rockville	owned	—	—	5		110,000
Total Suburban Maryland			—	—	8		195,000

Unisys Campus	Blue Bell	owned	—	—	45		600,000
Total Greater Philadelphia			—	—	45		600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—	—	19		250,000
Total Northern / Central New Jersey			—	—	19		250,000

Dahlgren Technology Center	King George County	owned	—	—	32		65,000
Expedition Park	St. Mary’s County	owned	—	—	6		60,000
Total St. Mary’s & King George Counties			—	—	38		125,000

InterQuest	I-25 North Corridor	owned	—	—	111		1,471,000
9965 Federal Drive	I-25 North Corridor	owned	—	—	4		30,000
Patriot Park	Colorado Springs East	owned	—	—	78		860,000
Aerotech Commerce	Colorado Springs East	owned	—	—	7		90,000
Total Colorado Springs			—	—	200		2,451,000

San Antonio	San Antonio	owned	—	—	27		350,000
San Antonio	San Antonio	owned	—	—	31		375,000
Total San Antonio			—	—	58		725,000

Indian Head	Charles County, MD	JV- 75% ownership	153	677,250	—		—
Fort Ritchie (2)	Cascade, MD	under contract/owned	—	—	591	(3)	1,700,000
Total Other			153	677,250	591		1,700,000

TOTAL			209	2,325,450	1,496		12,304,206

(1)           We sold 3.52 acres of developable land in White Marsh on September 27, 2007 and realized a $1.1 million gain.

(2)           The Fort Ritchie acquisition includes 301,134 square feet of existing office space, targeted for future redevelopment, and 110 existing usable residential units.

(3)           Of this total acreage, 91 acres are under contract.

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 33 and 34.

Joint Venture Summary as of September 30, 2007

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets	of 9/30/07	to COPT	Interest

4230 Forbes Boulevard
Lanham, Maryland	50.0%	Operating	55,866	5 acres	$4,405	$—	N/A	Yes

7468 Candlewood Road (1)
Hanover, Maryland	92.5%	Redevelopment	471,587	19 acres	27,559	—	N/A	Yes

2900 Towerview Road and 13849 Park Center Road (2)
Herndon, Virginia	92.5%	Operating/ Redevelopment	196,877	12 acres	23,570	—	N/A	Yes

Indian Head Technology Center Business Park
Indian Head, Maryland	75.0%	Land Inventory	677,250	153 acres	3,047	—	N/A	Yes

7740 - 7744 Milestone Parkway (3)
Hanover, Maryland	50.0%	Construction/ Land Inventory	455,400	23 acres	23,362	—	N/A	No

TOTAL					$81,942	$—

(1)                                  The 7468 Candlewood Road project consists of 471,587 square feet of warehouse space and will be redeveloped into approximately 325,000 rentable square feet of office space.

(2)                                  This joint venture includes 57,000 square feet of flex space at 13849 Park Center Road.

(3)                                  Of this joint venture entity, one building totaling 151,800 square feet is currently under construction.

Unconsolidated Properties

	Joint Venture Interest Held By						Option to Acquire Partner’s
Off-Balance Sheet Debt as
			Square	COPT		Recourse
Property and Location	COPT	Status	Feet	Investment	of 9/30/07	to COPT	Interest

Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	671,759	$(4,124)	$66,600	No	No

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2007			2006
	September 30	June 30	March 31	December 31	September 30

Total Assets or Denominator for Debt to Total Assets	$2,916,023	$2,854,729	$2,814,723	$2,419,601	$2,355,922
Accumulated depreciation	270,580	255,248	236,650	219,574	205,529
Intangible assets on real estate acquisitions, net	116,368	123,861	131,934	87,325	92,061
Assets other than assets included in investment in real estate	(331,078)	(330,156)	(340,546)	(308,291)	(300,236)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$2,971,893	$2,903,682	$2,842,761	$2,418,209	$2,353,276

GAAP Revenues from Real Estate Operations	$94,564	$90,826	$89,312	$77,491	$76,869
Revenues from discontinued operations	274	344	1,083	3,986	2,189
Combined Real Estate Revenues	$94,838	$91,170	$90,395	$81,477	$79,058

GAAP Revenues from Real Estate Operations	$94,564	$90,826	$89,312	$77,491	$76,869
Property operating expenses	(31,642)	(28,993)	(31,587)	(25,447)	(24,983)
Revenues from discontinued operations	274	344	1,083	3,986	2,189
Property operating expenses from discontinued operations	(603)	(301)	(437)	(394)	(744)
Combined Net Operating Income	$62,593	$61,876	$58,371	$55,636	$53,331

GAAP Net Operating Income for Same Office Properties	$50,530	$50,946	$50,351	$49,249	$50,793
Less: Straight-line rent adjustments	(1,951)	(1,644)	(1,520)	(1,878)	(2,533)
Less: Amortization of deferred market rental revenue	(541)	(416)	(477)	(491)	(159)
Cash Net Operating Income for Same Office Properties	$48,038	$48,886	$48,354	$46,880	$48,101
Less: Lease termination fees, gross	(610)	(921)	(1,160)	(798)	(1,883)
Cash Net Operating Income for Same Office Properties, adjusted for lease termination fees	$47,428	$47,965	$47,194	$46,082	$46,218

Depreciation and amortization	$26,587	$27,399	$26,501	$19,916	$21,510
Depreciation of furniture, fixtures and equipment	(339)	(342)	(326)	(313)	(601)
Depreciation and amortization from discontinued operations	18	30	125	165	396
Combined real estate related depreciation and other amortization	$26,266	$27,087	$26,300	$19,768	$21,305

Total tenant improvements and incentives on operating properties	$4,605	$7,673	$6,517	$9,907	$4,552
Total capital improvements on operating properties	2,514	2,387	1,581	3,844	2,276
Total leasing costs for operating properties	719	2,014	2,979	2,827	3,416
Less: Nonrecurring tenant improvements and incentives on operating properties	(1,887)	(3,636)	(5,858)	(7,489)	(3,340)
Less: Nonrecurring capital improvements on operating properties	(1,198)	(1,446)	(408)	(1,364)	(467)
Less: Nonrecurring leasing costs for operating properties	(89)	(494)	(1,698)	(2,171)	(2,783)
Add: Recurring improvements on operating properties held through joint ventures	—	28	28	833	236
Recurring capital expenditures	$4,664	$6,526	$3,141	$6,387	$3,890

Interest expense from continuing operations	$21,000	$20,460	$19,801	$18,625	$17,678
Interest expense from discontinued operations	145	614	463	260	506
Combined interest expense or denominator for interest coverage	$21,145	$21,074	$20,264	$18,885	$18,184
Scheduled principal amortization	3,936	3,696	7,685	3,834	3,822
Denominator for Debt Service Coverage	$25,081	$24,770	$27,949	$22,719	$22,006
Scheduled principal amortization	(3,936)	(3,696)	(7,685)	(3,834)	(3,822)
Preferred dividends - redeemable non-convertible	4,025	4,025	3,993	3,790	4,307
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$25,335	$25,264	$24,422	$22,840	$22,656

Common dividends for Earnings Payout Ratio	$16,092	$14,613	$14,529	$13,292	$13,265
Common distributions	2,777	2,574	2,554	2,622	2,643
Dividends and distributions for FFO and AFFO Payout Ratio	$18,869	$17,187	$17,083	$15,914	$15,908

Amortization of deferred financing costs from continuing operations	$901	$921	$884	$949	$736
Amortization of deferred financing costs from discontinued operations	—	—	—	—	128
Combined amortization of deferred financing costs	$901	$921	$884	$949	$864